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                                     FARMERS NEW WORLD LIFE INSURANCE COMPANY(R)
[LOGO FARMERS INSURANCE GROUP]       Home Office:  3003 77th Avenue S.E., Mercer
                                     Island, Washington 98040 / (206) 232-8400
                                     Variable Policy Service Office:
                                     PO Box 724208, Atlanta, GA 31139 /
                                     (877) 376-8008





            February 24, 2003




            Dear Farmers Client:

            I am pleased to provide you with the annual fund reports for the investment options offered by your Farmers Variable Life or Annuity policy. These reports provide an update on each portfolio's performance as of December 31, 2002. Portfolio performance does not take into account the fees charged by the policy; if these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

            I hope that you find the enclosed information helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Service Center toll-free, at (877) 376-8008.

            We appreciate and value your business, and look forward to serving you in the future.


            Sincerely,



            /s/ C. Paul Patsis
            -------------------
            C. Paul Patsis
            President



The following documents accompany this letter to contract owners:

Document 1. The Annual Report of Calvert Variable Series, Inc., dated December 31, 2002, that was filed with the Securities and Exchange Commission on March 7, 2003 (File No. 811-03591).

Document 2. The Annual Report of Dreyfus Variable Investment Fund dated
December 31, 2002, that was filed with the Securities and Exchange Commission on March 4, 2003 (File No. 811-05125).

Document 3. The Annual Report of Dreyfus Socially Responsible Growth Fund, Inc. dated December 31, 2002, that was filed with the Securities and Exchange Commission on March 3, 2003 (File No. 811-07044).

Document 4. The Annual Report of Fidelity Variable Insurance Products Funds dated December 31, 2002, that was filed with the Securities and Exchange Commission on February 28, 2003 (File Nos. 811-07205; 811-05511).

Document 5. The Annual Report of Franklin Templeton Variable Insurance Products Trust dated December 31, 2002, that was filed with the Securities and Exchange Commission on February 25, 2003 (File No. 811-05583).



Distributed by: Farmers Financial Solutions, L.L.C., 2423 Galena Ave, Simi Valley CA 93065 / (805) 306-3400

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Document 6. The Annual Report of Goldman Sachs Variable Insurance Trust
dated December 31, 2002, that was filed with the Securities and Exchange Commission on February 28, 2003 (File No. 811-08361).

Document 7. The Annual Report of Janus Aspen Series dated December 31, 2002, that was filed with the Securities and Exchange Commission on February 21, 2003 (File No. 811-07736).

Document 8. The Annual Report of PIMCO Variable Insurance Trust dated
December 31, 2002, that was filed with the Securities and Exchange Commission on March 7, 2003 (File No. 811-08399).

Document 9. The Annual Report of Scudder Variable Series I dated December 31, 2002, that was filed with the Securities and Exchange Commission on February 13, 2003 (File No. 811-04257).

Document 10. The Annual Report of Scudder Variable Series II dated December 31, 2002, that was filed with the Securities and Exchange Commission on February 20, 2003 (File No. 811-05002).

Document 11. The Annual Report of WM Variable Trust dated December 31,
2002, that was filed with the Securities and Exchange Commission on March 10, 2003 (File No. 811-07462).



Distributed by: Farmers Financial Solutions, L.L.C., 2423 Galena Ave, Simi Valley CA 93065 / (805) 306-3400